WILLIAM BLAIR FUNDS
WILLIAM BLAIR MACRO ALLOCATION FUND
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2021, as Supplemented
Upon recommendation of the Adviser, the Board of Trustees of William Blair Funds (the “Trust”) approved the liquidation of the William Blair Macro Allocation Fund (the “Fund”). The liquidation is expected to occur on or before July 29, 2022 (the “Liquidation Date”). Shareholder approval of the liquidation is not required. The Fund will be closed to new investors effective April 29, 2022 but will remain open for investment until June 30, 2022 for existing shareholders.
At any time prior to the Liquidation Date, the Fund’s shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another fund of the Trust pursuant to procedures set forth in the Fund’s Prospectus. If you wish to exchange your shares into another fund of the Trust, or would like to request additional copies of the Prospectus and Statement of Additional Information for the Trust including other funds for which you may exchange your shares of the Fund, please call William Blair Funds Shareholder Services or your William Blair client representative at the following numbers:
For Class N and Class I Shares
Call: 1‑800‑635‑2886
(In Massachusetts 1‑800‑635‑2840)
For Class R6 Shares
Call: 1‑800‑742‑7272
If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.
Liquidation of Assets. The Fund will depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective. For a period of time in advance of the Liquidation Date, the Fund’s portfolio is expected to consist entirely of cash, cash equivalents or other short-term investments. Any shares of the Fund that have not been redeemed or exchanged prior to the Liquidation Date will be redeemed automatically at their net asset value per share on the Liquidation Date.
Dated: April 29, 2022
William Blair Funds
150 North Riverside Plaza
Chicago, Illinois 60606
Please retain this supplement for future reference.

WILLIAM BLAIR FUNDS
WILLIAM BLAIR MACRO ALLOCATION FUND
SUPPLEMENT TO THE PROSPECTUS DATED
MAY 1, 2021,
AS SUPPLEMENTED
Effective April 29, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Macro Allocation Fund – Summary – Management.”
Portfolio Manager. Thomas Clarke, a Partner of the Adviser, manages the Fund. Mr. Clarke has managed the Fund since its inception in 2011.
Corresponding changes are made under “Management of the Funds – Portfolio Management” effective as of such date.
Dated: April 29, 2022
WILLIAM BLAIR FUNDS
150 North Riverside Plaza
Chicago, Illinois 60606
Please retain this supplement for future reference.

WILLIAM BLAIR FUNDS
WILLIAM BLAIR MACRO ALLOCATION FUND
SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED
MAY 1, 2021,
AS SUPPLEMENTED
Effective April 29, 2022, the information below replaces similar disclosure in the Summary Prospectus under “Management”.
Portfolio Manager. Thomas Clarke, a Partner of the Adviser, manages the Fund. Mr. Clarke has managed the Fund since its inception in 2011.
Dated: April 29, 2022
WILLIAM BLAIR FUNDS
150 North Riverside Plaza
Chicago, Illinois 60606
Please retain this supplement for future reference.